UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/17/2009

Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33021

South Carolina	57-1126200
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 W. Poinsett Street
Greer, South Carolina 29650
(Address of principal executive offices, including zip code)

(864) 877-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On August 17, 2009, Greer Bancshares Incorporated, the parent company of Greer State Bank, mailed a Message to Shareholders containing financial information concerning the quarter and six months ended June 30, 2009. A copy of the Message to Shareholders is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.
The following exhibit is furnished as part of this report:

Exhibit
Number                 Description
99.1                 Message to Shareholders for the periods ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greer Bancshares Incorporated

Date: September 10, 2009	By:	/s/ Kenneth M. Harper
Kenneth M. Harper
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Message to Shareholders for the periods ended June 30, 2009.